EXHIBIT 11






               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 18 to Registration
Statement Number 33-5501 (Form N-1A) of Rodney Square Strategic Fixed-Income Fund of our report dated November 26, 1997, included in the 1997 Annual Report to Shareholders.




Philadelphia, Pennsylvania                              /s/ Ernst & Young LLP
April 14,1998                                           -----------------------
                                                            Ernst & Young LLP